Essential 40 Stock Fund

(the “Fund”)

Class I Shares (Symbol: ESSIX)

Supplement dated September 19, 2024

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated October 1, 2023

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

The following notice contains important information regarding the reorganization of the Essential 40 Stock Fund (the “Fund”) into an exchange-traded fund, the Essential 40 Stock ETF (the “ETF”) (the “Reorganization”).

In preparation for the closing of the Reorganization, the last day to purchase shares of the Fund (Class I shares) will be October 17, 2024. If you would like to redeem your Fund shares prior to the closing of the Reorganization, redemption orders must be placed by the close of business on October 18, 2024. The Fund has agreed to waive redemption fees until the Reorganization is complete and the Fund ceases operations. The redemption of shares will generally be considered a taxable event.

After the close of business on October 18, 2024, the Essential 40 Stock Fund will reorganize into an exchange-traded fund, the Essential 40 Stock ETF (the “ETF”) (the “Reorganization”). Shares of the ETF will commence trading on The NASDAQ Stock Market, LLC under the symbol ESN on October 21, 2024.

An Information Statement/Prospectus that contains important information about the Reorganization and the ETF was mailed on or about August 23, 2024 to shareholders of record of the Fund as of August 16, 2024. The Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Information Statement/Prospectus are available upon request and without charge by calling toll-free at 1-844-767-3863 or by visiting the Fund’s website at www.kkmfinancial.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 1, 2024, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-767-3863.